GOODWILL	12 Months Ended
Dec. 31, 2012
GOODWILL

9. GOODWILL

Changes in the carrying amount of goodwill for the years ended December 31, 2011 and 2012 are as follows:

	Dragon Joyce Group	3GUU Group	OWX Group	Total
	RMB	RMB	RMB	RMB
Balance as of December 31, 2010	247,373	267,824	83,161	598,358
Goodwill acquired during the year	—	—	—	—
Impairment	—	—	—	—

Balance as of December 31, 2011	247,373	267,824	83,161	598,358

Goodwill acquired during the year	—	—	—	—
Impairment	—	—	(33,517)	(33,517)

Balance as of December 31, 2012	247,373	267,824	49,644	564,841

Balance as of December 31, 2012 in US$	39,706	42,989	7,968	90,663

Goodwill is not deductible for tax purposes and is not amortized but tested for impairment at least annually.

During the year ended December 31, 2012, due to the significant decline in revenue and net income, the Company determined that there were impairment indicators related to the carrying value of its goodwill. Thus, the Company performed the two-step goodwill impairment test on each of its reporting units.

In estimating the fair value of each of the reporting units in the first step of the impairment test, significant management judgment was applied. The Company estimated the fair value of each of the reporting units using the income approach valuation methodology. The market-based valuation methodology is not considered as appropriate because of volatility of the general market condition as well as insufficient number of comparable companies. In using the income approach methodology of valuation, estimates to determine the fair value of the reporting units included management’s judgment related to forecasts of future operating results, discount rates and expected future growth rates. The underlying assumptions used in the first step of the impairment test considered the market capitalization as of December 31, 2012 as well as the current local operating environment in the PRC and its expected impact on the fair value of the reporting unit. Due to the market transition and decline in demand for handset design of feature phones, the Company determined that the fair value of the OWX Group reporting unit was less than its carrying value and performed the second step of the impairment test.

The Company performed the second step of the impairment test to determine the implied fair value of goodwill for the OWX Group reporting unit with fair value less than carrying value. The implied fair value of goodwill was determined by allocating the fair value of the reporting unit to all of the assets and liabilities including any unrecognized intangible assets of the reporting unit. This implied fair value was compared to the carrying value of reporting unit goodwill to quantify the amount of impairment loss. For the year ended December 31, 2012, the Company recognized a goodwill impairment charge of RMB33,517 (US$5,380).